UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 23, 2022 (June 23, 2022)

TIVITY HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(800) 869-5311

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock - $.001 par value	TVTY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Item 5.07.  Submission of Matters to a Vote of Security Holders

On June 23, 2022, Tivity Health, Inc. a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) to vote on the proposals described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 24, 2022, as supplemented on June 16, 2022. A total of 49,932,432 shares of the Company’s common stock were entitled to vote at the close of business on May 23, 2022, the record date for the Special Meeting, and approximately 36,243,005 shares of the Company’s common stock issued and outstanding were present at the Special Meeting or represented by proxy at the Special Meeting, representing approximately 72.6% of those shares entitled to vote, which constituted a quorum.

Each of the proposals upon which the Company’s stockholders voted at the Special Meeting, and the final, certified results reported by the Company’s inspector of elections, Kenneth V. Franke, are set forth below:

1.

The proposal to adopt the Agreement and Plan of Merger, dated April 5, 2022 (the “Merger Agreement”), by and among the Company, Tivity Health OpCo Parent, Inc. (f/k/a Titan-Atlas Parent, Inc.), and Titan-Atlas Merger Sub, Inc. (the “Merger Agreement”) was approved by the affirmative vote of stockholders holding a majority of the outstanding shares of the Company’s common stock entitled to vote at the Special Meeting, as set forth below:

For	Against	Abstain	Broker Non-Votes
35,657,375	524,216	61,414	-

2.

The proposal to approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement was approved, on an advisory, non-binding basis, by the affirmative vote of the holders of a majority in voting power of the Company’s common stock entitled to vote thereon, which were present or represented by proxy at the Special Meeting, as set forth below:

For	Against	Abstain	Broker Non-Votes
30,746,109	3,967,577	1,529,319	-
3.

The proposal to approve one or more adjournments of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Merger Agreement or to seek a quorum if one was not initially obtained was not called because the proposal to adopt the Merger Agreement was approved. If such proposal had been called, the vote would have been as follows:

For	Against	Abstain	Broker Non-Votes
33,271,592	2,902,983	68,430	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVITY HEALTH, INC.

By:	/s/ Ryan Wagers
Name: Ryan Wagers
Title: Chief Accounting Officer

Date:  June 23, 2022